Premises and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Premises and Equipment
(7)	Premises and Equipment

Premises and equipment are summarized as follows (in thousands):

	At December 31,
	2015	2014
Land	$4,971	$2,461
Buildings and improvements	13,286	6,158
Furniture and equipment	5,604	3,108

Total, at cost	23,861	11,727
Less accumulated depreciation and amortization	(6,249)	(5,653)

Premises and equipment, net	$17,612	$6,074